U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 1, 2008

GLOBAL IMMUNE TECHNOLOGIES, INC.
(Exact Name of registrant as specified in its Charter)

Wyoming	0-30520	98-05327255
(State of Incorporation)	Commission File No.	(IRS Employer Identification No.)

1518 West Hastings St., Vancouver, B.C. Canada	V6G 3J4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, (902) – 549 - 1133

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events

Global Immune Technologies, Inc. (the “Company”) has moved its principal executive offices from 1518 West Hastings St., Vancouver, B.C. Canada to 45 Brown Street, Sydney Mines, Nova Scotia, B1V 1G2. With this move, the Company’s business operations will not (1) be directed or administered in or from the Province of British Columbia, Canada; and (2) no investor relations activities will be carried out in or from the British Columbia on behalf of the Company.

None of the Companies officers or directors reside in the Province of British Columbia, Canada.

The Company has taken this action in order to avoid the British Columbia Securities Commission’s new Rule 51-509 which seeks to impose regulatory jurisdiction over the Company and impose additional foreign reporting obligations which become effective September 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Immune Technologies, Inc.
Dated: August 4, 2008

/s/ Donald Perks
	By:	Donald Perks
	Title:	President